Ambac                                                                           Ambac Assurance Corporation
                                                                                One State Street plaza, 15th Floor
                                                                                New York, New York 10004
                                                                                Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured Obligations:                                                            Policy Number:  ABO600BE
Wachovia Asset Securitization, Inc. 2002-HE1 Trust
$950,000,000.00 Wachovia Asset Securitization, Inc.
Asset-Backed Notes, Series 2002-HE1

                                                                                Premium:  As specified in the
                                                                                          Insurance Agreement.

Ambac Assurance  Corporation  (Ambac),  a Wisconsin stock insurance  corporation,  in  consideration  of the payment of the premium and subject to the terms of this  Policy;  hereby  agrees  unconditionally  and  irrevocably  to pay to the  Trustee for the benefit of the
Holders of the Insured  Obligations,  that  portion of the insured  Amounts  which shall  become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambc will matte such  payments to the Trustee  from its own funds on the later of (a) one (1) Business Day  following  notification  to
Ambac of  Nonpayment  or (b) the  Business  Day on which the Insured  Amounts are Due for,  Payment.  Such  payments  of  principal  or interest  shall  be made  only  upon  presentation  of as  instrument  of  assignment  in form and  substance  satisfactory  to  Ambac, transferring  to Ambc all rights under such Insured  Obligations  to receive the  principal of and interest on the Insured  Obligation.
Ambc  shall  be  subrogated  to all the  Holders'  rights  to  payment  on the  Insured  Obligations  to the  extent  of the  insurance disbursements  so made.  Once  payments of the Insured  Amounts have been made to the Trustee,  Ambac shall have no further  obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured  Obligations  has notice that any payment of  principal  or interest on an Insured  Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a  preferential  transfer and  theretofore  recovered from its Holder pursuant to the United States  Bankruptcy  Code in accordance  with a final,  nonapplicable order of a court of  competent  jurisdiction,  such Holder will be  entitled  to payment  from Ambac to the extent of such  recovery if sufficient funds are not otherwise available.

This  Policy is  noncancelable  by Ambac for any reason,  including  failures to receive  payment of any  premium  due  hereunder.  The premium on this  Policy is not  refundable  for any  reason.  This  Policy  does not insure  against  loss of any  prepayment  or other acceleration  payment  which at any time may become due in respect of any Insured  Obligation,  other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent  permitted by applicable  law,  Ambac hereby waives and agrees not to assert any and all rights and defenses,  to the extent such rights and defenses may be available to Ambac,  to avoid  payment of its  obligations  under this Policy in  accordance with the express provisions hereof.

Any  capitalizes  terms not  defined  herein  shall have the  meaning  given such terms in the  endorsement  attached  hereto or in the
Agreement.

In witness  whereof,  Ambac has  caused  this  Policy to be affixed  with Its  corporate  seal and to be signed by its duly  authorized officers in facsimile to become  effective as their  original  signatures and binding upon Ambac by virtue of the  countersignature  of its duly authorize representative.

President                                                              Secretary

Effective Date: September 27, 2002                                     Authorize Representative

                                           CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                                                      Effective Date of Endorsement:
Certificate Guaranty Insurance Policy # AB0600BE                                                 September 27, 2002
issued to:

JP Morgan Chase Bank,
as Indenture Trustee for the Holders of
Wachovia Asset Securitization, Inc. 2002-HE1 Trust
Waehovia Asset Securitization, Inc. Asset-Backed Notes, Series 2002-HE1

                  For all purposes of this Policy, the following terms shall have the following meanings and capitalized terms not otherwise defined herein shall have the meanings given such terms in Appendix A to the Indenture (without giving effect to any amendment or modification of such terms made without Ambac's prior written consent):

                  "Agreement" shall mean the Indenture.

                  "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in the State of New York, North Carolina, Delaware, or the state in which the Corporate Trust Office of the Indenture
Trustee is located, are required, authorized or obligated by law or executive order to be closed.

                  "Closing Date" shall mean, September 27, 2002.

                  "Deficiency Amount" means, with respect to any Payment Date, an amount, if any, equal to the sum of: (1) the amount by which the aggregate amount of accrued interest on the Notes, excluding any Relief Act Shortfalls and any Interest Shortfalls for
that Payment Date, at the Note Rate on that Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on the Notes on that Payment Date; and (2) (i) with respect to any Payment Date that is not the Final Payment
Date, any Liquidation Loss Amount for that Payment Date, to the extent that, after taking into account all amounts available under the Indenture (including, but not limited to, all amounts on deposit in the Note Payment Account available for such purpose) to reduce the Note Principal Balance on such Payment Date, the Note Principal Balance would exceed the sum of the aggregate Pool Balance and the amount on deposit in tire Funding Account, in each case as of the close of business on the last day of the related Collection
Period; or (ii) one the Final Payment Date, the Note Principal Balance to the extent otherwise not paid on that date from all amounts available under the Indenture to pay such deficiency.  The Deficiency Amount shall be determined without regard to any amendment or modification of the Notes, the Indenture, the Servicing Agreement, the Purchase Agreement or any related document or agreement, except such amendments or modifications as which the Enhancer has given its prior written consent.  Insured Amounts shall not include any Interest Shortfall or any amounts due in respect of the Insured Obligations attributable to any increase in interest rate, penalty or other sum payable by the Trust by reason of any default or event of default in respect of the Insured Obligations, or by reason of any deterioration of the creditworthiness of the Trust, nor shall Insured Amounts include, or the Policy provide any coverage in respect of, any taxes, withholding or other change imposed by any governmental authority due in connection with the payment of any Deficiency Amount to a Holder or Interest Shortfalls.

                  "Depositor" shall mean Wachovia Asset Securitization, Inc., a Delaware corporation, or its successor in interest.

                  "Due for Payment" shall mean, with respect to any Insured Amounts, the amount thereof that is due and payable under the Indenture on the related Payment Date.

                  "Enhancer" or "Ambac" shall mean Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, or any successor thereto, as issuer of the Policy.

                  "Final Payment Date" shall mean the Payment Date in September 2032.

                  "Indenture" shall mean the Indenture, dated as of September 1, 2002, between the Trust and the Indenture Trustee, without regard to any amendment or supplement thereto made without Ambac's prior written consent.

                  "Indenture Trustee" or "Trustee" shall mean JP Morgan Chase Bank in its capacity as Trustee under the Indenture, or if any successor trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

                  "Insurance Agreement" shall mean the Insurance and Indemnity Agreement dated as of September 27, 2002, among the
Depositor, the Seller and Servicer, the Indenture Trustee, the Trust, and the Enhancer, as amended, modified or supplemented from time to time.

                  "Insured Amounts" shall mean, with respect to any Payment Date arty Deficiency Amount for such Payment Date.

                  "Insured Obligation" shall mean the Notes.

                  "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount paid by the Enhancer to the
Indenture Trustee in respect of (i) Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

                  "Late Payment Rate" shall mean for any Payment Date, a per annum rate of interest equal to the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus 2% per annum and (ii) the then applicable highest rate of interest on any of the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

                  "Nonpayment" shall mean, with respect to any Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date pursuant to the Indenture.

                  "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the
Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

                  "Note" shall mean $950,000,000 of Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2002-HE1, executed and authenticated by the Indenture Trustee substantially in the form of Exhibit A to the Indenture.

                  "Noteholder" or "Holder" shall mean any person who, on the record date applicable to any Payment Date, is the registered owner or beneficial owner of an Insured Obligation other than the Trust, the Depositor, the Seller, the Servicer and the
Indenture Trustee, and any of their respective Affiliates.

                  "Note Principal Balance" shall mean, at any time, an amount equal to (a) $950,000,000 minus (b) the aggregate of all amounts previously distributed on account of the principal of the Notes pursuant to the Indenture.

                  "Payment Date" shall mean the 25th day of the month (or if such 25th day is not a Business Day, the first Business
Day immediately following) beginning with October 25, 2002.

                  "Policy" shall mean the Certificate Guaranty Insurance Policy, No. AB0600BE, including each and every endorsement hereto, which is issued by the Enhancer to the Indenture Trustee for the benefit of the Holders.

                  "Preference Amount" shall mean any payment of principal or interest on any Note which has become Due for Payment, the nonpayment of which would have been covered by the Policy, which is made to a Holder by or on behalf of the Trust which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

                  "Premium" shall mean the premium payable in accordance with the Policy and the Insurance Agreement.

                  "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

                  "Purchase Agreement" shall mean the Mortgage Loan Purchase Agreement, dated as of September 27, 2002, among the
Depositor, the Seller and the Servicer.

"Reimbursement  Amount"  shall mean,  as to any Payment Date,  the sum of (x) (i) all Insured  Payments  paid by the Enhancer,  but for which the Enhancer has not been  reimbursed  prior to such Payment Date pursuant to Section 3.05 of the  Indenture,  plus (ii) interest accrued on such Insured  Payments not  previously  repaid,  calculated  at the Late  Payment Rate from the date the  Indenture  Trustee received the related  Insured  Payments  until  reimbursed to the Enhancer,  and (y) without  duplication  (i) any amounts then due and owing to the Enhancer under the Insurance  Agreement,  as certified to the Indenture Trustee by the Enhancer plus (ii) interest on such amounts at the Late Payment Rate.

                  "Seller" shall mean Wachovia Bank, National Association, a nationally chartered banking organization under the laws of the United States of America, or any successor as shall be appointed pursuant to the Purchase Agreement.

                  "Servicing Agreement" shall mean the Servicing Agreement, dated as of September 1, 2002, by and among the Servicer, the Trust and the Indenture Trustee, without regard to any amendment or supplement thereto made without Ambac's prior written consent.

                  "Servicer" shall menu Wachovia Bank, National Association, a nationally chartered banking organization under the laws of the United States of America, or any successor as shall be appointed pursuant to the Servicing Agreement.

                  "Trust" shall mean the Wachovia Asset Securitization, Inc. 2002-HE1 Trust, a Delaware statutory trust.

                  Notwithstanding any other provision of the Policy, the Enhancer will pay any amount payable hereunder (other than
Preference Amounts) in immediately available fiends to the Indenture Trustee for the benefit of the Holders no later than 12:00 noon,
New York City time, on the later of (i) the Payment Date on which the related Insured Amount is due and (ii) the second Business Day following actual receipt in New York, New York on a Business Day by the Enhancer of a Notice at the address and in the manner specified in Section 6.02 of the Insurance Agreement; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day.  If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Enhancer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

                  The Enhancer shall pay any Preference Amounts out of its own funds by 12:00 noon, New York City time, in immediately available funds to the Indenture Trustee oz Holders, as applicable, on the later of (a) the Business Day next following the day on which the Enhancer shall have received the items referred to in clauses (i), (ii), (iii) and (iv) below and (b) the date set forth in the Order, upon receipt of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Preference
Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Molder (the "Order"), (ii) a certificate by or on behalf of the Indenture Trustee or Holder, as applicable, that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Enhancer, duly executed and delivered by the Indenture Trustee or Holder, irrevocably assigning to the Enhancer all rights and claims of the Indenture Trustee or Holder relating to or arising under the Indenture against the estate of the
Indenture Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (in the form attached hereto as
Exhibit A) appropriately completed and executed by the Indenture Trustee; provided further, that the Enhancer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Notes prior to the time the
Enhancer would have been required to make a payment in respect of such principal as a Deficiency Amount under the Policy.  Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment on the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Enhancer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to Enhancer and (b) evidence satisfactory to the
Enhancer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

                  The Enhancer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders'
allocable distributions for such Payment Date can be made.  In so doing, the Enhancer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it.

                  The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

                  A premium will be payable on this Policy on the Closing Date and each Payment Date as provided in the Insurance
Agreement.

                  The Policy and the obligations of the Enhancer shall terminate one year plus one day following the earlier to occur of (i) the Final Payment Date and (ii) the date on which all amounts required to be paid to the Holders have been paid in full.

                  THE INSURANCE PROVIDED BY THE POLICY I9 NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN
ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

                  The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Enhancer.

                  This Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                  Nothing herein contained shall be held to vary, alter, waive or extend any of the teams, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.  To the extent the provisions of this Endorsement conflict with provisions in the above-mentioned Policy, the provisions of this Endorsement shall govern.

                  No waiver of any rights or powers of the Enhancer, the Noteholders or the Indenture Trustee, ox consent by any of them, shall be valid unless signed by an authorized officer or agent thereof.

                  This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New
York (without giving effect to the conflict of laws principles thereof).

                  TN WITNESS WHEREOF, Ambac Assurance Corporation has caused this Endorsement to the Policy to be signed by its duly authorized officers on the 27th day of September, 2002.

Assistant Secretary                                           First Vice President

                                                               EXHIBIT A
                                             TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                                                          Policy No. ABO600BE

                                                    NOTICE OF NONPAYMENT AND DEMAND
                                                    FOR PAYMENT OF INSURED AMOUNTS

                                                               Date: [ ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

                  Reference is made to Certificate Guaranty Insurance Policy No. AB0600BE (the "Policy") issued by Ambac Assurance
Corporation (the "Enhancer").  Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and
Appendix A to the Indenture, as the case may be, unless the context otherwise requires.

                  The Indenture Trustee hereby certifies as follows:

                  1        The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

                  2.       The relevant Payment Date is [date].

                  3.       Payment on the Notes in respect of the Payment  Date is due to be received  on  _____________________  under the Indenture, in an amount equal to $___________

                  4.       There is an Insured  Amount of  $_________,  which  amount is Due for  Payment  pursuant to the terms of the
                           Indenture.

                  5.       [$________has  been  designated as the  Preference  Amount inn respect of the Payment  Date;  such amount is therefore also due and owing pursuant to the terms of the Policy];

                  6.       [The Indenture Trustee hereby represents and warrants,  based upon information available to it, that (i) the amount  entitled  to be drawn under the Policy on the date  hereof in respect of  Preference  Amounts is the amount  paid or to be paid  simultaneously  with such draw on the  Policy,  by the  Holder on  account  of a
                           Preference  Event [$ (the "Preference  Payment Amount") and (ii) the documents  required by the Policy to be delivered in connection  with such  Preference  Amount and Preference  Payment Amount have  previously  been presented to the Enhancer or are attached hereto.]

                  7.       The Indenture Trustee has not heretofore made a demand for the Insured Amount [or Preference Amount] in respect of the Payment Date.

                  8.       The Indenture Trustee hereby requests the payment of the Insured Payment that is Due For Payment be made by
                           Ambac under the Policy and directs that payment under the Policy be made w the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: _______________ (Indenture Trustee's account number).

                  9.       The Indenture Trustee hereby agrees that, following receipt of the Insured Payment from the Enhancer, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment an the
                           Notes when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Indenture Trustee; and (d) maintain an accurate record of such payments with respect to each Note, as applicable, and the corresponding claim on the Policy and proceeds thereof.

                  ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR
INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION
CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL
PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                              By:
                                                                     Indenture Trustee

                                                              Title:
                                                                     (Officer)